                                                                   EXHIBIT 10.24

LEASE AGREEMENT

This Lease Agreement is made the 15TH day of SEPTEMBER, 1999 between SOMERSET CAPITAL GROUP, LTD., with its principal office at 1087 BROAD STREET, SUITE 201, BRIDGEPORT, CT 06604 (the "Lessor"), GREENFIELD ONLINE, INC., with its principal office at 274 RIVERSIDE AVENUE, WESTPORT, CT 06880-4807 (the "Lessee"). The Parties hereto, desiring legally to be bound, hereby do agree as follows:

1. LEASE:

         Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment (the "Equipment) described in the Equipment Schedule(s) attached hereto. Any reference to "Lease" shall mean this Lease Agreement, the Equipment Schedule(s) and all Riders and Supplement(s) hereto and thereto, if any. Each Equipment Schedule shall constitute a separate lease on the terms herein and therein set forth, and shall incorporate this Lease Agreement by reference.

2. DEFINITIONS:

         (a)The "Installation Date" means the date determined in accordance with the Equipment Schedule.

         (b)The "Commencement Date" means, as to all Equipment designated on any Equipment Schedule, where the Installation Date for the item of Equipment last to be installed falls on the first day of the month, that date, or, in any other case, the first day of the month following the month in which the item of Equipment last to be installed is installed.

         (c)The "Daily Rental" means 1/30th of the amount set forth as the monthly rental for each item of Equipment in the applicable Equipment Schedule.

3. TERM OF LEASE:

         The term of this Lease as to each item of Equipment designated on any Equipment Schedule shall commence on the Installation Date for such item of Equipment, and shall continue for an initial period (the "Initial Term") ending that number of months from the Commencement Date as is specified on the applicable Equipment Schedule. The term of this Lease for all such Equipment shall be automatically extended for successive three-month periods until terminated by either party giving to the other written notice of termination not more than nine (9) months or less than six (6) months prior to the desired expiration date. Any such termination shall be effective only on the last day of the Initial Term or the last day of any such successive period and shall be given or made by mailing the same by registered or certified mail, return receipt requested, or by recognized overnight express mail addressed to the Lessor. With respect to each Equipment Schedule executed pursuant to this Lease Agreement, Lessee agrees to execute and deliver to Lessor, on or about the Installation Date, a Certificate of Delivery and Acceptance, Incumbency Certificate and Opinion of Counsel, each in such form as is acceptable to Lessor.

4. PAYMENTS:

         The monthly rental for each item of Equipment payable hereunder is as set forth in the Equipment Schedule(s). Rental on each item of Equipment shall begin to accrue on the Installation Date of such item of Equipment and shall be due and payable by Lessee in advance on the first (1st) day of each month. If the Installation Date does not fall on the first (1st) day of a month, the rental for the period of time from the Installation Date until the Commencement Date shall be an amount equal to the daily rental multiplied by the number of days from (and including) the Installation Date to (but not including) the Commencement Date and shall be due and payable on the Installation Date.

         In addition to the monthly rental set forth in the Equipment Schedule(s), Lessee shall pay to Lessor, when due, amounts equal to, and hold Lessor harmless from, all taxes, levies, imposts, duties, fees, assessments and other charges or withholdings of any nature whatsoever, however designated (including, without limitation, franchise, sales, use, stamp, privilege or excise taxes), together with any penalties, fines or interest thereon, imposed against Lessor (or which Lessor is required to collect) by any federal, state or local government or taxing authority and which are levied or based on or relate to the rental, the Lease or the Equipment or its use, possession, lease, ownership, financing, operation, control or value but excluding federal taxes on, or measured by, the net income of Lessor and taxes, fees or other charges of any other jurisdiction which are based solely on or measured solely by the net income of Lessor. Personal property taxes assessed on the Equipment during the term of this Lease shall be paid by Lessee either (at Lessor's option) to Lessor or directly to the appropriate taxing authority, and Lessee shall file, on behalf of Lessor, all required property tax returns and reports concerning the Equipment with all appropriate governmental agencies, and, within not more than thirty (30) days after the due date of such filing, send Lessor confirmation of such filing. Upon request Lessee shall furnish copies of such returns and reports to Lessor.

         Interest on any past due payments under this Lease shall accrue at the rate of 1 1/2% per month, or if such rate shall exceed the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand. Charges for taxes, levies, imposts, duties, fees, assessments or other charges, penalties and interest shall be promptly paid by Lessee when due.

5. ASSIGNMENT TO LESSOR OF RIGHT TO PURCHASE EQUIPMENT:

         If Lessee has contracted with the manufacturer of the Equipment to purchase the Equipment, Lessee hereby assigns exclusively to Lessor Lessee's right to purchase the Equipment. This assignment is effective when Lessor accepts the applicable Equipment Schedule and Lessor shall then be obligated to purchase and to pay for the Equipment. Other than the obligation to pay the purchase price, all responsibilities and limitations applicable to the customer or purchaser as referenced in the applicable manufacturer's purchase agreement ("Purchase Agreement") shall apply to Lessee.

         If the Equipment is subject to a volume procurement amendment to the Purchase Agreement or to any other discount offering (a) Lessor will pay the same amount for the

Equipment that would have been payable by Lessee, and (b)Lessee will remain responsible to the manufacturer for any late order change charges, settlement charges, adjustment charges or any other charges incurred under the volume procurement amendment or other discount offering.

6. INSTALLATION, USE AND QUIET POSSESSION OF EQUIPMENT:

         (a)Lessee, at its own expense, will provide the required electric current to operate the Equipment and appropriate facilities to house and care for the Equipment as specified by the manufacturer.

         (b)Any Equipment, cards, disks, tapes or other items not specified in the Equipment Schedule(s) which are used on or in connection with the Equipment must meet the specifications of the manufacturer and shall be acquired by Lessee at its own expense. All cables normally supplied with Equipment by the manufacturer which are required for operation of the Equipment shall be deemed to have been delivered to Lessee with the Equipment whether or not specifically noted on the Equipment Schedule or any other documentation evidencing the purchase of the Equipment by Lessor or the lease of the Equipment from Lessor, unless Lessor is notified in writing by Lessee promptly after delivery that such cables were not delivered.

         (c)Lessee shall be entitled to unlimited usage of the Equipment without extra charge by Lessor.

         (d)Lessee will at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the locations stated in the Equipment Schedule(s) without the prior written consent of Lessor (said consent not to be unreasonably withheld provided that such location is within the Continental United States in a state which has adopted the Uniform Commercial
Code).

         (e)After prior notice to Lessor, Lessee may, at its own expense, make alterations in or add attachments to the Equipment, provided such alterations or attachments are readily removable and do not reduce the value of the Equipment or interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee's ability to obtain and keep in force the maintenance contract required by Section 6(h) hereof. The manufacturer or other organization selected by Lessee and approved in writing by Lessor to maintain the Equipment ("Maintenance Organization") may incorporate engineering changes or make temporary alterations to the Equipment upon request of Lessee. All such alterations and attachments shall be and become the property of Lessor at the expiration or termination of this Lease, or at the option of Lessee, shall be removed and retained by Lessee provided the Equipment is restored, at Lessee's expense, to its original condition, reasonable wear and tear only excepted.

         (f)So long as Lessee is not in default hereunder, Lessor shall not interfere with Lessee's use or possession of the Equipment during the term of this Lease.

         (g)Lessee, during the term of this Lease and at its expense, shall keep the Equipment in good working order and condition and make all necessary adjustments, repairs and replacements. Lessee shall not use or permit the Equipment to be used in any manner or for any purpose for which, in the opinion of the manufacturer, the Equipment is not designed or reasonably suitable, Lessee shall comply with all governmental laws, rules and regulations in its use, maintenance, storage and operation of the Equipment. In case any additional or other equipment, appliance or alteration is required to be made or installed on any item of Equipment in order to comply with such laws, regulations, requirements and rules, Lessee agrees to make or install such equipment, appliance or alteration at its own cost and expense.

         (h)Lessee shall, during the term of this Lease and at its own expense, enter into and maintain in force a contract with the manufacturer or the Maintenance Organization covering at least prime shift maintenance Of each item of Equipment. Such contract shall commence upon expiration of the manufacturer's warranty period, if any, relating to such item. Lessee shall furnish Lessor, from time to time upon Lessor's request, with a copy of such contract(s).

         (i)At the termination of this Lease, Lessee shall, at its expense, return the Equipment to Lessor (at the location designated by Lessor within the Continental United States) in the same operating order, repair, condition and appearance as on the Installation Date, reasonable wear and tear only excepted, with all engineering and safety changes prescribed by the manufacturer and Maintenance Organization incorporated therein. At such termination, Lessee shall, at its own expense, obtain a certification from the manufacturer that the Equipment is eligible and acceptable for (and Lessee shall arrange and pay for any repairs and changes as are necessary for the manufacturer to accept the Equipment under) contract maintenance at its then standard rates, and the term of this Lease shall be deemed extended upon the same terms and conditions and rental hereunder until such certification has been obtained.

7. OWNERSHIP AND INSPECTION:

         (a)Lessee shall have no interest in the Equipment other than the rights acquired as a lessee hereunder. The Equipment is and shall always remain separate identifiable personalty. Lessee shall not permit any item of Equipment to be installed in, or used, stored or maintained with, any real property in such a manner or under such circumstances that any person might acquire any rights in such item of Equipment paramount to the rights of Lessor by reason of such item of Equipment being deemed to be real property or a fixture thereon. Lessee shall, promptly upon request of Lessor, obtain a written acknowledgement from the owner and/or mortgagee(s) of the real property at which such item of Equipment is located that such owner and/or mortgagee(s) will not at any time assert any interest in such item of Equipment or that such item of Equipment constitutes part of such real property. Lessee shall, at Lessor's request, affix to the Equipment in a prominent place or places, tags, decals or plates furnished by Lessor, indicating Lessor's ownership and Lessee shall not permit their removal or concealment.

         (b)Lessee shall keep the Equipment free and clear of all liens and encumbrances except liens or encumbrances arising through the actions or omissions of Lessor. LESSEE SHALL NOT ASSIGN OR OTHERWISE ENCUMBER THIS LEASE OR ANY OF ITS RIGHTS HEREUNDER OR SUBLEASE THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, except that Lessee, upon prior written notice to Lessor, may assign this Lease or sublease the Equipment to its parent or any subsidiary corporation, or to a corporation which shall have acquired all or substantially all of the property of Lessee by merger, consolidation or purchase. No assignment or sublease shall relieve Lessee of any of its obligations hereunder and any permitted sublease or assignment shall be by its terms expressly subject and subordinate to the terms of this Lease Agreement and the rights of the Lessor hereunder.

         (c)Lessor or its agents shall have free access to the Equipment at all reasonable times for the purpose of inspection and for any other purpose contemplated in this Lease.

8. WARRANTIES:

         (a)Lessee represents, covenants and agrees that, at the Installation Date set forth in the applicable Equipment Schedule, it shall have (i)thoroughly inspected the Equipment, (ii)determined for itself that all items of Equipment are in good condition, working order and repair and are of a size, design, capacity and manufacture selected by it, and (ill)satisfied itself that the Equipment is suitable for Lessee's purposes. LESSOR LEASES THE EQUIPMENT AS IS AND, NOT BEING THE MANUFACTURER OF THE EQUIPMENT, THE MANUFACTURER'S AGENT OR THE SELLER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, QUALITY, CAPACITY, MATERIAL OR WORKMANSHIP OR AS TO PATENT INFRINGEMENT OR THE LIKE, it being agreed that all such risks, as between Lessor and Lessee, are to be borne by Lessee. Lessee agrees to look solely to the manufacturer or to suppliers of the Equipment for any and all warranty claims and any and all warranties made by the manufacturer or the supplier of Lessor are hereby assigned to Lessee for the term of the applicable Equipment Schedule. Lessee hereby assumes the sole responsibility for, and agrees that Lessor shall not be responsible for, the delivery, installation, maintenance, operation or service of the Equipment or for delay or inadequacy of any or all of the foregoing. Lessor shall not be responsible for any direct or consequential loss or damage resulting from the installation, operation, maintenance or use of the Equipment or otherwise.

         (b)Lessee agrees that the statements and financial reports submitted by it to Lessor are material inducements to the execution by Lessor of this Lease, and Lessee warrants that such statements and reports are, and all information hereafter furnished by Lessee to Lessor will be, true and correct in all material respects as of the date submitted.

9. RISK OF LOSS ON LESSEE:

         (a)Until the Equipment is returned to Lessor as provided in this Lease, Lessee relieves Lessor of responsibility of all risks of physical damage to or loss or destruction of the Equipment, howsoever caused. During the term of this Lease as to any Equipment Schedule, Lessee, at its own expense, shall keep in effect all risk and public liability insurance policies covering the Equipment designated in such Equipment Schedule. The public liability insurance shall be in such amount as is reasonably acceptable to Lessor. The all risk insurance policy shall insure against all risks of loss or damage from every cause whatsoever and shall be for an amount not less than the replacement cost of the Equipment. Lessor, its successors and assigns shall be named as additional insureds and loss payees on such policies as their interests may appear, which shall be written by an insurance company of recognized responsibility which is reasonably acceptable to Lessor. Evidence of such insurance coverage shall be furnished to the Lessor no later than the Installation Date set forth in the Equipment Schedule(s) and, from time to time, thereafter as Lessor may demand. Such policies shall provide that no less than thirty (30) days written notice shall be given Lessor prior to cancellation of such policies for any reason. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact coupled with an interest to make claim for, receive payment of, and execute any and all documents that may be required to be provided to the insurance carrier in substantiation of any such claim for loss or damage under said insurance policies, and to endorse Lessee's name to any and all drafts or checks in payment of the loss proceeds.

         (b)If any item of Equipment is rendered unusable as a result of any physical damage to, or loss or destruction of, the Equipment, or title thereto shall be taken by any governmental authority under power or eminent domain or otherwise, Lessee shall give to Lessor immediate notice thereof and this Lease shall continue in full force and effect without any abatement of rental. Lessee shall determine, within fifteen (15) days after the date of occurrence of any such damage or destruction, whether such item of Equipment can be repaired. In the event Lessee determines that the item of Equipment cannot be repaired or such Equipment was lost, destroyed or title thereto taken, Lessee, at its expense, shall promptly replace such item of Equipment with identical equipment and convey title to such replacement equipment to Lessor free and clear of all liens, claims, equities and encumbrances of every kind or nature whatsoever, and this Lease shall continue in full force and effect as though, subject to the provisions of Section 13hereof, such damage, loss, destruction or taking of title had not occurred, except that the replacement equipment shall become Equipment for purposes of this Lease in lieu of the replaced Equipment. In the event Lessee determines that such item of Equipment can be repaired, Lessee shall cause such item of Equipment to be promptly repaired. All proceeds of insurance received by Lessor or Lessee under the policy referred to in the preceding paragraph of this Section shall be applied toward the cost of such repair or replacement.

         (c)Lessee shall immediately notify Lessor of all details concerning any damage to, or loss of, the Equipment arising out of any event or occurrence whatsoever, "including but not limited to, the alleged or apparent improper manufacture, functioning or operation of the Equipment.

10. EVENTS OF DEFAULT AND REMEDIES:

The occurrence of any one of the following shall constitute an Event of Default hereunder:

         (a)Lessee fails to pay any installment of rent on or before the tenth
(10th) day following the date when Lessor notifies Lessee, in writing that such installment has not been paid;

         (b)Lessee attempts to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any items thereof, except as expressly permitted herein;

         (c)Lessee shall fail to observe or perform any of the other obligations required to be observed or performed by Lessee hereunder and such failure shall continue uncured for (10) days after written notice thereof to Lessee by Lessor;

         (d)Any representation or warranty made by Lessee herein or in any document or certificate furnished in connection herewith shall prove incorrect in any material respect;

         (e)Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation; or

         (f)Within thirty (30) days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within thirty
(30) days after the appointment, without Lessee's consent or acquiescence, of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated or vigorously, actively and continually protested by Lessee;

         (g)The occurrence of any event or condition described in subsections
(d) through (f) hereof with respect to any guarantor or any other party liable, in whole or in part, for performance of any of Lessee's obligations under this Lease.

         Upon the occurrence of an Event of Default, Lessor may at its option do any or all of the following: (i)By notice to Lessee terminate this Lease as to any or all Equipment Schedules; (ii)whether or not this Lease is terminated as to any or all Equipment Schedules, take possession of any or all of the Equipment listed on any or all Equipment "Schedules, wherever situated, and for such purpose, enter upon any premises without liability for so doing or Lessor may cause Lessee, and Lessee hereby agrees, to return the Equipment to Lessor as provided in this Lease; (iii)recover from Lessee, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the present value of all monies to be paid by Lessee during the remainder of the Initial Term or any successive period then in effect, discounted at the rate of six percent (6%) per annum, which payment shall become immediately due and payable; and (iv)sell, dispose of, hold, use or lease any Equipment as Lessor in its sole discretion may determine without, except as provided below, any duty to account to Lessee (and Lessor shall not be obligated to give preference to the sale, lease or other disposition of the Equipment over the sale, lease or other disposition of similar equipment owned or leased by Lessor). In any event, Lessee shall, without further demand, pay to Lessor an amount equal to all sums due and payable for all periods up to and including the date on which Lessor has declared this Lease to be in default.

         In the event that Lessee shall have paid to Lessor the liquidated damages referred to in clause (iii) above and all other sums then due and payable, Lessor hereby agrees to pay Lessee, promptly after receipt thereof, all rentals or proceeds received from the reletting or sale of the

Equipment to the extent such rentals or proceeds are attributable to the balance of the Initial Term (after deduction of all expenses incurred by Lessor), said amount never to exceed the amount of the liquidated damages paid by Lessee. Lessee agrees that Lessor shall have no obligation to sell or lease the Equipment and shall not be required to give preference to the sale, lease or other disposition of the Equipment over the sale, lease or other disposition of similar equipment owned or leased by Lessor. Lessee shall in any event remain fully liable for reasonable damages as provided by law and for all costs and expenses incurred by Lessor on account of such default including, but not limited to, all court costs and reasonable attorneys' fees. Lessee further agrees that, in any event, it will be liable for any deficiency after any sale, lease or disposition by Lessor. The rights afforded Lessor hereunder shall not be deemed to be exclusive, but shall be in addition to any other rights or remedies provided by law. Lessor agrees to seek to mitigate its damages in a commercially reasonable manner.

11. NET LEASE

         Except as otherwise specifically provided in this Lease, it is understood and agreed that this is a net lease, and that, as between Lessor and Lessee, Lessee shall be responsible for all costs and expenses of every nature whatsoever arising out of or in connection with or related to this Lease or the Equipment (including, but not limited to, transportation in and out, transportation insurance, rigging, drayage, packing, installation and disconnect charges). Lessee hereby agrees that in the event that Lessee fails to pay or perform any obligation under this Lease, Lessor may, at its option, pay or perform said obligation and any payment made or expense incurred by Lessor in connection therewith shall become additional rent which shall be due and payable by Lessee upon demand.

12. ASSIGNMENT BY LESSOR:

         Lessee agrees that Lessor may transfer or assign all or part of Lessor's right, title and interest in, under or to the Equipment and this Lease and any or all sums due or to become due pursuant to any of the above, to any third party (the "Assignee") for any reason. Lessee agrees that upon receipt of written notice from Lessor of such assignment, Lessee shall perform all of its obligations hereunder for the benefit of Assignee and, if so directed, shall pay all sums due or to become due hereunder directly to the Assignee or to any other party designated by the Assignee. Lessee hereby covenants, represents, warrants and agrees that the Assignee shall be entitled to rely on and shall be considered a third party beneficiary of the following covenants, representations and warranties: (i)Lessee's obligations to Assignee hereunder are absolute and unconditional and are not subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee for any reason whatsoever including, without limitation, operation of law, defect in the Equipment, the condition, design, operation or fitness for use thereof or any loss, taking, destruction or interference with the use of the Equipment or any part thereof, failure of Lessor to perform any of its obligations hereunder or for any other cause or reason whatsoever, whether similar or dissimilar to the foregoing (Lessee reserving its rights, if any, to have separate recourse against Lessor on account of any thereof); nor, except as otherwise expressly provided herein, shall this Agreement terminate, or the respective obligations of Lessor or Lessee be otherwise affected, by reason of any of the foregoing or for any other cause whether similar or dissimilar to the foregoing, it being the intention of the parties hereto that the monthly rental, additional rental, and all other sums payable by Lessee hereunder shall continue to be payable in all events and at the times herein provided; (ii)Lessee shall not look to Assignee to perform any of Lessor's obligations hereunder, (iii)Lessee will not amend or modify this Agreement without the prior written consent of the Assignee; and (iv)Lessee will send a copy to Assignee of each notice which Lessee sends to Lessor.

         Upon receipt of notice of such assignment, Lessee agrees to execute and deliver to Lessor and Assignee such documentation as Assignee may require, including but not limited to (i)an acknowledgement of, or consent to, assignment which may require Lessee to make certain representations or reaffirmations as to some of the basic terms and covenants contained in this Lease; (ii)a certified copy of resolutions of Lessee; (iii)an opinion of counsel for Lessee; and (iv)a Certificate of Delivery and Acceptance. Nothing contained in such documentation required by Assignee shall be in derogation of any of the rights granted to Lessee hereunder. Notwithstanding such assignment: (i) Lessor shall not be relieved of any of its obligations hereunder; and (ii) the rights of Lessee hereunder shall not be impaired.

13. TAX INDEMNITY:

         This Lease has been entered into, and the Equipment has been acquired by the Lessor, on the basis that Lessor and/or any persons, firms, corporations or other entities to which Lessor transfers or has transferred title to all or any portion of the Equipment (the "Owner") shall be entitled to such deductions, credits and other benefits as are provided to an owner of property (the "Tax Benefits"), including, without limitation, the accelerated cost recovery or depreciation deduction on the Equipment under various Sections of Internal Revenue Code of 1986 as amended from time to time (the "Code") based upon such depreciable lives, averaging conventions, methods of depreciation and other accounting methods as the Owner elects for tax purposes, and the deduction under
Section 163 of the Code in the full amount of any interest paid or accrued by the Owner in accordance with the Owner's method of accounting for tax purposes with respect to any indebtedness incurred by the Owner in financing its purchase of the Equipment. (As used herein the term "Owner" includes Lessor in the event Lessor has not transferred title to all of the Equipment.) If as a result of any act or failure to act of Lessee or any physical damage to or loss, governmental taking or destruction of the Equipment, the Owner (a)shall lose, have recaptured or disallowed, or not be entitled to the full use of the Tax Benefits, or
(b)shall have its tax increased or accelerated on account of recomputation or recapture of such Tax Benefits in any year or years pursuant to the provisions of the Code (each of the events referred to in (a) and (b) above being referred to as a "Loss"), then Lessee shall pay to the Owner, upon demand, a sum which, after deduction therefrom for all federal, state and local income taxes payable by the Owner with respect to the receipt of such sum, shall be sufficient to restore the Owner to substantially the same position the Owner would have been in had such Loss not been incurred after taking into account all relevant factors, including, without limitation, (i)the amount of the Tax Benefits so lost, recaptured, disallowed, recomputed or not so utilized, (ii)the increase or acceleration in the Owner's tax on account thereof, (iii)penalties, interest or other charges imposed on the Owner, (iv)differences in tax years involved, and
(v) the Tax Benefits, if any, available to the Owner with respect to any replacement Equipment transferred to Lessor pursuant to Section 9(b) hereof. The provisions of this Section 13 shall survive the expiration or earlier termination of this Lease. For the purposes of this Section 13, a

Loss shall occur upon the earliest of (1)the happening of any event which may cause such Loss, (2)the payment by the Owner to the Internal Revenue Service of the tax increase resulting from such Loss, or (3)the adjustment of the tax return of the Owner to reflect such Loss.

14. INDEMNIFICATION:

         Lessee hereby agrees to assume liability for, and does hereby agree to indemnify, protect, save and keep harmless Lessor and its respective successors, assigns, legal representatives, agents and servants, from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Lessor or any of its respective successors, assigns, legal representatives, agents and servants (whether or not also indemnified against by the manufacturer(s) or any other person), in any way relating to or arising out of this Lease or any documents contemplated hereby, or the performance or enforcement of any of the terms hereof, or in any way relating to or arising out of the Equipment or the acceptance, rejection, return, lease, possession, use, condition, operation, or disposition of the Equipment or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable); provided, however, that Lessee shall not be required to indemnify Lessor or its respective successors, assigns, legal representatives, agents and servants, for loss or liability in respect of any item of Equipment arising from acts or events which occur after possession of such item of Equipment has been returned to Lessor or loss or liability resulting from the active willful misconduct of the party otherwise to be indemnified hereunder. Lessee agrees that Lessor shall not be liable to Lessee for any liability, claim, loss, damage or expense of any kind or nature arising in strict liability or caused directly or indirectly by the inadequacy of the Equipment for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business.

15. MISCELLANEOUS:

         (a)Neither this Lease nor any consent or approval provided for herein shall be binding upon Lessor unless signed on its behalf by a duly authorized officer. This Agreement shall be deemed to have been made in the State of Connecticut and shall be governed in all respects by the laws of such state.

         (b)This Lease constitutes the entire agreement between Lessee and Lessor with respect to the Equipment, and no covenant, condition or other term or provision may be waived or modified orally.

         (c)All notices hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, to the address of the other party as set forth herein or to such other address as such party shall have designated by proper notice.

         (d)This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successor, s and assigns (including any subsequent assignee of Assignee).

         (e)If any term or provision of this Lease or the application thereof to any person is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such provision to the persons other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         (f)No waiver of any of the terms and conditions hereof shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. The waiver by Lessor or Lessee of any breach of any obligation of Lessee or Lessor shall not be deemed a waiver of such obligation or of any subsequent breach of the same or any other obligation. The subsequent acceptance of rental payments hereunder by Lessor shall not be deemed a waiver of any prior existing breach by Lessee regardless of Lessor's knowledge of such prior existing breach at the time of acceptance of such rental payments. The rights afforded Lessor and Lessee under this Paragraph shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

         (g)Lessor is hereby authorized by Lessee to cause this Lease or other instruments, including Uniform Commercial Code Financing Statements, to be filed or recorded for the purposes of showing Lessor's interest in the Equipment and Lessee agrees to execute and deliver all such instruments at the request of Lessor and that Lessor may execute and deliver such instruments for and on behalf of Lessee.

         (h)In the event that the Installation Date does not occur within forty-five (45) days of the Projected Installation Date (as set forth in the applicable Equipment Schedule)then Lessor, at its option, may terminate the applicable Equipment Schedule and this Lease (to the extent that it applies to said Equipment Schedule), and any obligations with respect to any Purchase Agreement between Lessee and the manufacturer that were assumed by Lessor shall revert to and shall be re-assumed by Lessee.

         (i)In the event of any conflict between the terms and conditions of this Lease Agreement and the terms and conditions of any Equipment Schedule(s) and Rider(s) thereto, the terms and conditions of such Equipment Schedule(s) or Rider(s) shall prevail.

         (j)Each year during the term of this Lease, Lessee hereby agrees to deliver to Lessor, upon Lessor's request, a copy of Lessee's annual audited financial statements within a reasonable time after said statements are available.

         (k)The obligations which Lessee is required to perform during the term of this Lease shall survive the expiration or other termination of this Lease, but only to the extent that such obligations remain unperformed as of the expiration or termination of this Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Lessor:  SOMERSET CAPITAL GROUP, LTD.


By:
      -------------------------------
Name:
      -------------------------------
Title:
      -------------------------------

Lessee:  GREENFIELD ONLINE, INC.


By:
      -------------------------------
Name:
      -------------------------------
Title:
      -------------------------------

                                  PLEASE SUBMIT
                                       ON
                                LESSEE LETTERHEAD

                      FORM OF OPINION OF COUNSEL FOR LESSEE

Dear Sirs:

         As counsel for____________________________________ (the "Lessee"), I
have examined the Lease Agreement dated as of ____________ (the "Lease"), between the Lessee and SOMERSET CAPITAL GROUP, LTD. (the "Lessor"), and such other documents and corporate records as I have deemed relevant. Based on such examination, I am of the opinion that:

         (i) The Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power to enter into the Lease;

         (ii) the Lease and any and all documents relating to this transaction have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy and insolvency laws:

         (iii) no approval, consent or withholding of objection is required from any governmental authority with respect to the entering into or performance by Lessee of the Lease, (or if any such approval is required specifying same and stating that it has been obtained):

         (iv) the entering into and performance by Lessee of the Lease and any and all other documents relating to this transaction will not violate any judgement, order, law or regulation applicable to Lessee or any provision of Lessee's articles of incorporation or by-laws or result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon the Equipment pursuant to, an indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument to which Lessee is a party; and

         (v) to the best of my knowledge, there are no suits or proceedings pending or threatened in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee, which will have material adverse effect on the ability of Lessee to fulfill its obligations under the Lease.

                                                              Very truly yours,

                            CERTIFICATE OF INCUMBENCY

I hereby certify that I am the duly elected, qualified and presently serving Secretary of Greenfield Online, Inc.

I further certify that each of the persons listed below was duly elected to and on the date hereof holds the office set forth opposite his/her name and that the signature appearing opposite the name of such officer is the genuine signature of such officer. Such persons have the power and authority to execute any and all documents on behalf of the company and to bind the Company to perform in accordance with the terms thereof.

Name                    Office                                 Signature

--------------          ----------------------------           -----------------

--------------          ----------------------------           -----------------

--------------          ----------------------------           -----------------

IN WITNESS WHEREOF, I have hereunto set my had and affixed the seal of the Company this _____ day of ____________, 2000.


                                        ----------------------------------------

                               EQUIPMENT SCHEDULE


(List of leased equipment under the Lease Agreement dated September 15, 1999 between Somerset Capital Group, Ltd., and Greenfield Online, Inc., including the equipment part numbers, manufacturers, quantities, model numbers, descriptions, serial numbers, equipment location, and costs.)